UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026

BridgeBio Pharma, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38959	84-1850815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3160 Porter Dr., Suite 250
Palo Alto, CA	94304
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 391-9740

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BBIO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On January 12, 2026, BridgeBio Pharma, Inc., or the Company, issued a press release that contains certain preliminary financial information as of and for the quarter and fiscal year ended December 31, 2025. Specifically, the press release states that the Company estimates it had approximately $587.5 million of cash, cash equivalents and marketable securities as of December 31, 2025 and $146.0 million and $362.4 million in net product revenue for the quarter ended December 31, 2025, and the fiscal year ended December 31, 2025, respectively.

The information in this Item 2.02 is unaudited and preliminary, and does not present all information necessary for an understanding of the Company’s results of operations for the quarter and fiscal year ended December 31, 2025, or financial condition as of December 31, 2025. The audit of the Company’s consolidated financial statements for the quarter and fiscal year ended December 31, 2025 is ongoing and could result in changes to the information in this Item 2.02.

Item 7.01	Regulation FD Disclosure.

The disclosure in Item 2.02 above is hereby incorporated by reference into this Item 7.01, and a copy of the press release referenced in Item 2.02 is furnished as Exhibit 99.1 hereto.

The information contained in Items 2.02 and 7.01, as well as Exhibit 99.1, to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On January 12, 2026, the Company also presented a business update at the 44th Annual J.P. Morgan Healthcare Conference. A copy of the Company’s presentation slides, which has been published on the Company’s website, is filed as Exhibit 99.2 to this current report on Form 8-K and is incorporated by reference herein.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Statements in this Current Report on Form 8-K or the materials furnished or filed herewith may include statements that are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended (the Securities Act), and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act), which are usually identified by the use of words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “hopes,” “intends,” “may,” “plans,” “projects,” “remains,” “seeks,” “should,” “will,” and variations of such words or similar expressions. The Company intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements, including express and implied statements relating to the Company’s preliminary and unaudited estimate of cash resources as of December 31, 2025 and the Company’s preliminary and unaudited estimate of net product revenue for the quarter and full year ended December 31, 2025; the commercial success of Attruby; the clinical timeline and clinical and therapeutic potential for the new antibody depleter program for ATTR-CM; the timing and expectations regarding the status and progress of the Company’s various clinical trials, including data readouts for these trials; the safety, efficacy and mechanisms and the clinical, therapeutic and market potential of the Company’s clinical development programs and pipeline, including BBP-418, infigratinib, encaleret and BBP-812; expected timing for submitting New Drug Applications with the U.S. Food and Drug Administration (“FDA”) and similar submissions with foreign regulatory authorities, receiving U.S. approval and commencing commercial launch for BBP-418 and encaleret; the Company’s anticipated interactions with and feedback from the FDA and similar foreign regulatory authorities; the efficiency of the Company’s engine to rapidly and efficiently deliver medicines; the Company’s value creation potential for patients; the timing and progress of advancing GondolaBio’s pipeline, including the clinical potential of GondolaBio’s PORT-77 in EPP; the Company’s financial position, including the Company’s expectations regarding potential market opportunities, reaching certain clinical and regulatory milestones, and the Company’s anticipated funding to support the potential launch of three additional medicines globally; the potency and safety of the Company’s product candidates, the potential benefits of the Company’s product candidates; and the potential for greater patient access to medications, among others, reflect the Company’s current views about the Company’s plans, intentions, expectations and strategies, which are based on the information currently available to the Company and on assumptions the Company has made. Although the Company believes that its plans, intentions, expectations and strategies as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a number of risks, uncertainties and assumptions, including factors beyond the Company’s control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the statements. Such factors may include, but are not limited to, initial and ongoing data from the Company’s preclinical studies and clinical trials not being indicative of final data, the design and success of ongoing and planned clinical trials, future regulatory filings, approvals and/or sales, despite having ongoing and future interactions with the FDA or other regulatory agencies to discuss potential paths to registration for the Company’s product candidates, the FDA or such other regulatory agencies not agreeing with the Company’s regulatory approval strategies, components of the Company’s filings, such as clinical trial designs, conduct and methodologies, or the sufficiency of data submitted, the continuing success of the Company’s collaborations, the Company’s ability to obtain additional funding, potential volatility in the Company’s share price, the impacts of current macroeconomic and geopolitical events, including changing conditions from hostilities in Ukraine and in Israel and the Gaza Strip, increasing rates of inflation and changing interest rates, on business operations and expectations. Further information regarding the risks, uncertainties and other factors that may cause differences between the Company’s expectations and actual results is contained in the Risk Factors section of the Company’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and the Company’s other filings with the U.S. Securities and Exchange Commission. Moreover, the Company operates in a very competitive and rapidly changing environment in which new risks emerge from time to time. These forward-looking statements are based upon the current expectations and beliefs of the Company’s management as of the date of this Current Report on Form 8-K, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Except as required by applicable law, the Company assumes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

99.1	Press Release dated January 12, 2026.

99.2	Slides from BridgeBio Pharma, Inc.’s J.P. Morgan Healthcare Conference Presentation, dated January 12, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BridgeBio Pharma, Inc.

Date:	January 12, 2026	By:	/s/ Thomas Trimarchi
Thomas Trimarchi, Ph.D.
President and Chief Financial Officer